Exhibit 99.2

Quarterly Financial Supplement - 2Q 2017

Page #

Consolidated Financial Summary	1
Consolidated Income Statement Information	2
Consolidated Financial Information and Statistical Data	3
Consolidated Return on Average Common Equity and Regulatory Capital Information	4
Consolidated Loans and Lending Commitments	5
Institutional Securities Income Statement Information	6
Institutional Securities Financial Information and Statistical Data	7
Wealth Management Income Statement Information	8
Wealth Management Financial Information and Statistical Data	9
Investment Management Income Statement Information	10
Investment Management Financial Information and Statistical Data	11
U.S. Bank Supplemental Financial Information	12
End Notes	13
Definition of U.S. GAAP to Non-GAAP Measures and Performance Metrics	14 - 15
Legal Notice	16

Consolidated Financial Summary
(unaudited, dollars in millions, except for per share data)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2017	Mar 31, 2017	June 30, 2016	Mar 31, 2017	June 30, 2016	June 30, 2017	June 30, 2016	Change
Net revenues
Institutional Securities	$4,762	$5,152	$4,578	(8%)	4%	$9,914	$8,292	20%
Wealth Management	4,151	4,058	3,811	2%	9%	8,209	7,479	10%
Investment Management	665	609	583	9%	14%	1,274	1,060	20%
Intersegment Eliminations	(75)	(74)	(63)	(1%)	(19%)	(149)	(130)	(15%)
Net revenues	$9,503	$9,745	$8,909	(2%)	7%	$19,248	$16,701	15%

Income (loss) from continuing operations before tax
Institutional Securities	$1,443	$1,730	$1,506	(17%)	(4%)	$3,173	$2,414	31%
Wealth Management	1,057	973	859	9%	23%	2,030	1,645	23%
Investment Management	142	103	118	38%	20%	245	162	51%
Intersegment Eliminations	0	2	0	*	--	2	0	*
Income (loss) from continuing operations before tax	$2,642	$2,808	$2,483	(6%)	6%	$5,450	$4,221	29%

Net Income (loss) applicable to Morgan Stanley
Institutional Securities	$992	$1,214	$988	(18%)	--	$2,206	$1,579	40%
Wealth Management	665	647	516	3%	29%	1,312	1,009	30%
Investment Management	100	67	78	49%	28%	167	128	30%
Intersegment Eliminations	0	2	0	*	--	2	0	*
Net Income (loss) applicable to Morgan Stanley	$1,757	$1,930	$1,582	(9%)	11%	$3,687	$2,716	36%
Earnings (loss) applicable to Morgan Stanley common shareholders	$1,587	$1,840	$1,425	(14%)	11%	$3,427	$2,481	38%

Financial Metrics:

Earnings per basic share	$0.89	$1.02	$0.76	(13%)	17%	$1.91	$1.32	45%
Earnings per diluted share	$0.87	$1.00	$0.75	(13%)	16%	$1.87	$1.30	44%

Return on average common equity	9.1%	10.7%	8.3%			9.9%	7.2%
Return on average common equity excluding DVA	9.0%	10.6%	8.3%			9.8%	7.2%

Book value per common share	$38.22	$37.48	$36.29			$38.22	$36.29
Tangible book value per common share	$33.24	$32.49	$31.39			$33.24	$31.39

Notes:	- Refer to End Notes, U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 16.

Consolidated Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2017	Mar 31, 2017	June 30, 2016	Mar 31, 2017	June 30, 2016	June 30, 2017	June 30, 2016	Change
Revenues:
Investment banking	$1,530	$1,545	$1,224	(1%)	25%	$3,075	$2,331	32%
Trading	2,931	3,235	2,746	(9%)	7%	6,166	4,811	28%
Investments	163	165	126	(1%)	29%	328	92	*
Commissions and fees	1,027	1,033	1,020	(1%)	1%	2,060	2,075	(1%)
Asset management, distribution and admin. fees	2,902	2,767	2,637	5%	10%	5,669	5,257	8%
Other	199	229	243	(13%)	(18%)	428	323	33%
Total non-interest revenues	8,752	8,974	7,996	(2%)	9%	17,726	14,889	19%

Interest income	2,106	1,965	1,667	7%	26%	4,071	3,414	19%
Interest expense	1,355	1,194	754	13%	80%	2,549	1,602	59%
Net interest	751	771	913	(3%)	(18%)	1,522	1,812	(16%)
Net revenues	9,503	9,745	8,909	(2%)	7%	19,248	16,701	15%
Non-interest expenses:
Compensation and benefits	4,252	4,466	4,015	(5%)	6%	8,718	7,698	13%

Non-compensation expenses:
Occupancy and equipment	333	327	329	2%	1%	660	658	--
Brokerage, clearing and exchange fees	525	509	484	3%	8%	1,034	949	9%
Information processing and communications	433	428	429	1%	1%	861	871	(1%)
Marketing and business development	155	136	154	14%	1%	291	288	1%
Professional services	561	527	547	6%	3%	1,088	1,061	3%
Other	602	544	468	11%	29%	1,146	955	20%
Total non-compensation expenses	2,609	2,471	2,411	6%	8%	5,080	4,782	6%

Total non-interest expenses	6,861	6,937	6,426	(1%)	7%	13,798	12,480	11%

Income (loss) from continuing operations before taxes	2,642	2,808	2,483	(6%)	6%	5,450	4,221	29%
Income tax provision / (benefit) from continuing operations (1)	846	815	833	4%	2%	1,661	1,411	18%
Income (loss) from continuing operations	1,796	1,993	1,650	(10%)	9%	3,789	2,810	35%
Gain (loss) from discontinued operations after tax	(5)	(22)	(4)	77%	(25%)	(27)	(7)	*
Net income (loss)	$1,791	$1,971	$1,646	(9%)	9%	$3,762	$2,803	34%
Net income applicable to nonredeemable noncontrolling interests	34	41	64	(17%)	(47%)	75	87	(14%)
Net income (loss) applicable to Morgan Stanley	1,757	1,930	1,582	(9%)	11%	3,687	2,716	36%
Preferred stock dividend / Other	170	90	157	89%	8%	260	235	11%
Earnings (loss) applicable to Morgan Stanley common shareholders	$1,587	$1,840	$1,425	(14%)	11%	$3,427	$2,481	38%

Pre-tax profit margin	28%	29%	28%			28%	25%
Compensation and benefits as a % of net revenues	45%	46%	45%			45%	46%
Non-compensation expenses as a % of net revenues	27%	25%	27%			26%	29%
Effective tax rate from continuing operations (1)	32.0%	29.0%	33.5%			30.5%	33.4%

Notes:	- Refer to End Notes, U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 16.

Consolidated Financial Information and Statistical Data
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2017	Mar 31, 2017	June 30, 2016	Mar 31, 2017	June 30, 2016	June 30, 2017	June 30, 2016	Change

Regional revenues
Americas	$6,746	$7,088	$6,538	(5%)	3%	$13,834	$12,290	13%
EMEA (Europe, Middle East, Africa)	1,606	1,489	1,312	8%	22%	3,095	2,441	27%
Asia	1,151	1,168	1,059	(1%)	9%	2,319	1,970	18%
Consolidated net revenues	$9,503	$9,745	$8,909	(2%)	7%	$19,248	$16,701	15%

Firm Expense Efficiency Ratio	72%	71%	72%

Balance sheet
Deposits	$144,913	$152,109	$152,693	(5%)	(5%)
Total Assets	$841,016	$832,391	$828,873	1%	1%
Global liquidity reserve	$188,296	$197,647	$207,455	(5%)	(9%)
Long-term debt outstanding	$184,112	$172,688	$163,492	7%	13%
Maturities of long-term debt outstanding (next 12 months)	$28,823	$23,239	$24,244	24%	19%

Common equity	$70,306	$69,404	$69,596	1%	1%
Less: Goodwill and intangible assets	(9,156)	(9,229)	(9,411)	(1%)	(3%)
Tangible common equity	$61,150	$60,175	$60,185	2%	2%

Preferred equity	$8,520	$8,520	$7,520	--	13%
Junior subordinated debt issued to capital trusts (1)	$-	$-	$2,853	--	*

Period end common shares outstanding (millions)	1,840	1,852	1,918	(1%)	(4%)
Average common shares outstanding (millions)
Basic	1,791	1,801	1,866	(1%)	(4%)	1,796	1,875	(4%)
Diluted	1,830	1,842	1,899	(1%)	(4%)	1,836	1,907	(4%)

Worldwide employees	56,187	55,607	54,529	1%	3%

Notes:	- Refer to End Notes, U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 16.

Consolidated Return on Average Common Equity and Regulatory Capital Information
(unaudited)

	Quarter Ended			Six Months Ended
	June 30, 2017	Mar 31, 2017	June 30, 2016	June 30, 2017	June 30, 2016
Average Common Equity (billions)
Institutional Securities	$40.2	$40.2	$43.2	$40.2	$43.2
Wealth Management	17.2	17.2	15.3	17.2	15.3
Investment Management	2.4	2.4	2.8	2.4	2.8
Parent	10.1	9.2	7.7	9.7	7.3
Firm	$69.9	$69.0	$69.0	$69.5	$68.6

Return on average Common Equity
Institutional Securities	9%	11%	8%	10%	6%
Wealth Management	15%	15%	13%	15%	13%
Investment Management	16%	11%	11%	14%	9%
Firm	9%	11%	8%	10%	7%

Regulatory Capital (millions)

Common Equity Tier 1 capital (Transitional)	$61,459	$60,414	$59,796
Tier 1 capital (Transitional)	$70,178	$69,136	$66,782

Standardized Approach (Transitional)
Risk-weighted assets	$369,672	$345,131	$342,504
Common Equity Tier 1 capital ratio	16.6%	17.5%	17.5%
Tier 1 capital ratio	19.0%	20.0%	19.5%
Tier 1 leverage ratio	8.5%	8.5%	8.3%

Advanced Approach (Transitional)
Risk-weighted assets	$370,514	$347,472	$355,982
Common Equity Tier 1 capital ratio	16.6%	17.4%	16.8%
Tier 1 capital ratio	18.9%	19.9%	18.8%
Supplementary Leverage Ratio	6.5%	6.5%	6.3%

Pro-forma Fully Phased-in
Pro-forma Common Equity Tier 1 capital ratio (Standardized Approach)	16.0%	16.7%	16.3%
Pro-forma Common Equity Tier 1 capital ratio (Advanced Approach)	15.9%	16.6%	15.7%
Pro-forma Supplementary Leverage Ratio (Advanced Approach)	6.4%	6.4%	6.1%

Notes:	- Refer to End Notes, U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 16.

Consolidated Loans and Lending Commitments
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	June 30, 2017	Mar 31, 2017	June 30, 2016	Mar 31, 2017	June 30, 2016

Institutional Securities

Corporate loans (1)	$12.5	$14.3	$19.9	(13%)	(37%)

Corporate lending commitments (2)	82.1	83.7	83.8	(2%)	(2%)

Corporate Loans and Lending Commitments (3)	94.6	98.0	103.7	(3%)	(9%)

Other loans	29.3	28.3	28.3	4%	4%

Other lending commitments	6.7	5.0	4.2	34%	60%

Other Loans and Lending Commitments (4)	36.0	33.3	32.5	8%	11%

Institutional Securities Loans and Lending Commitments (5)	$130.6	$131.3	$136.2	(1%)	(4%)

Wealth Management

Loans	65.1	61.6	54.3	6%	20%

Lending commitments	9.1	8.7	7.0	5%	30%

Wealth Management Loans and Lending Commitments (6)	$74.2	$70.3	$61.3	6%	21%

Consolidated Loans and Lending Commitments (7)	$204.8	$201.6	$197.5	2%	4%

Notes:	- Refer to End Notes, U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 16.

Institutional Securities
Income Statement Information
(unaudited, dollars in millions)
	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2017	Mar 31, 2017	June 30, 2016(1)	Mar 31, 2017	June 30, 2016	June 30, 2017	June 30, 2016(1)	Change
Revenues:
Investment banking	$1,413	$1,417	$1,108	--	28%	$2,830	$2,098	35%
Trading	2,725	3,012	2,498	(10%)	9%	5,737	4,389	31%
Investments	37	66	76	(44%)	(51%)	103	108	(5%)
Commissions and fees	630	620	607	2%	4%	1,250	1,262	(1%)
Asset management, distribution and admin. fees	89	91	69	(2%)	29%	180	142	27%
Other	126	173	138	(27%)	(9%)	299	142	111%
Total non-interest revenues	5,020	5,379	4,496	(7%)	12%	10,399	8,141	28%

Interest income	1,243	1,124	966	11%	29%	2,367	2,019	17%
Interest expense	1,501	1,351	884	11%	70%	2,852	1,868	53%
Net interest	(258)	(227)	82	(14%)	*	(485)	151	*
Net revenues	4,762	5,152	4,578	(8%)	4%	9,914	8,292	20%

Compensation and benefits	1,667	1,870	1,625	(11%)	3%	3,537	3,007	18%
Non-compensation expenses	1,652	1,552	1,447	6%	14%	3,204	2,871	12%
Total non-interest expenses	3,319	3,422	3,072	(3%)	8%	6,741	5,878	15%

Income (loss) from continuing operations before taxes	1,443	1,730	1,506	(17%)	(4%)	3,173	2,414	31%
Income tax provision / (benefit) from continuing operations	413	459	453	(10%)	(9%)	872	728	20%
Income (loss) from continuing operations	1,030	1,271	1,053	(19%)	(2%)	2,301	1,686	36%
Gain (loss) from discontinued operations after tax	(5)	(22)	(4)	77%	(25%)	(27)	(7)	*
Net income (loss)	1,025	1,249	1,049	(18%)	(2%)	2,274	1,679	35%
Net income applicable to nonredeemable noncontrolling interests	33	35	61	(6%)	(46%)	68	100	(32%)
Net income (loss) applicable to Morgan Stanley	$992	$1,214	$988	(18%)	--	$2,206	$1,579	40%

Pre-tax profit margin	30%	34%	33%			32%	29%
Compensation and benefits as a % of net revenues	35%	36%	35%			36%	36%

Notes:	- Refer to End Notes, U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 16.

Institutional Securities
Financial Information and Statistical Data
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2017	Mar 31, 2017	June 30, 2016	Mar 31, 2017	June 30, 2016	June 30, 2017	June 30, 2016	Change
Investment Banking
Advisory revenues	$504	$496	$497	2%	1%	$1,000	$1,088	(8%)
Underwriting revenues
Equity	405	390	266	4%	52%	795	426	87%
Fixed income	504	531	345	(5%)	46%	1,035	584	77%
Total underwriting revenues	909	921	611	(1%)	49%	1,830	1,010	81%

Total investment banking revenues	$1,413	$1,417	$1,108	--	28%	$2,830	$2,098	35%

Sales & Trading
Equity	$2,155	$2,016	$2,145	7%	--	$4,171	$4,201	(1%)
Fixed Income	1,239	1,714	1,297	(28%)	(4%)	2,953	2,170	36%
Other	(208)	(234)	(186)	11%	(12%)	(442)	(427)	(4%)

Total sales & trading net revenues	$3,186	$3,496	$3,256	(9%)	(2%)	$6,682	$5,944	12%

Investments & Other
Investments	$37	$66	$76	(44%)	(51%)	$103	$108	(5%)
Other	126	173	138	(27%)	(9%)	299	142	111%
Total investments & other revenues	$163	$239	$214	(32%)	(24%)	$402	$250	61%

Institutional Securities net revenues	$4,762	$5,152	$4,578	(8%)	4%	$9,914	$8,292	20%

Average Daily 95% / One-Day Value-at-Risk ("VaR")
Primary Market Risk Category ($ millions, pre-tax)
Interest rate and credit spread	$35	$30	$32
Equity price	$18	$15	$17
Foreign exchange rate	$11	$11	$7
Commodity price	$9	$8	$10

Aggregation of Primary Risk Categories	$46	$39	$38

Credit Portfolio VaR	$12	$15	$20

Trading VaR	$51	$44	$46

Notes:	- Refer to End Notes, U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 16.

Wealth Management
Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2017	Mar 31, 2017	June 30, 2016(1)	Mar 31, 2017	June 30, 2016	June 30, 2017	June 30, 2016(1)	Change
Revenues:
Investment banking	$135	$145	$123	(7%)	10%	$280	$244	15%
Trading	207	238	252	(13%)	(18%)	445	446	--
Investments	1	1	0	--	*	2	(2)	*
Commissions and fees	424	440	423	(4%)	--	864	835	3%
Asset management, distribution and admin. fees	2,302	2,184	2,082	5%	11%	4,486	4,136	8%
Other	73	56	102	30%	(28%)	129	160	(19%)
Total non-interest revenues	3,142	3,064	2,982	3%	5%	6,206	5,819	7%

Interest income	1,114	1,079	920	3%	21%	2,193	1,834	20%
Interest expense	105	85	91	24%	15%	190	174	9%
Net interest	1,009	994	829	2%	22%	2,003	1,660	21%
Net revenues	4,151	4,058	3,811	2%	9%	8,209	7,479	10%

Compensation and benefits	2,297	2,317	2,152	(1%)	7%	4,614	4,240	9%
Non-compensation expenses	797	768	800	4%	--	1,565	1,594	(2%)
Total non-interest expenses	3,094	3,085	2,952	--	5%	6,179	5,834	6%

Income (loss) from continuing operations before taxes	1,057	973	859	9%	23%	2,030	1,645	23%
Income tax provision / (benefit) from continuing operations	392	326	343	20%	14%	718	636	13%
Income (loss) from continuing operations	665	647	516	3%	29%	1,312	1,009	30%
Gain (loss) from discontinued operations after tax	0	0	0	--	--	0	0	--
Net income (loss)	665	647	516	3%	29%	1,312	1,009	30%
Net income applicable to nonredeemable noncontrolling interests	-	-	-	--	--	-	-	--
Net income (loss) applicable to Morgan Stanley	$665	$647	$516	3%	29%	$1,312	$1,009	30%

Pre-tax profit margin	25%	24%	23%			25%	22%
Compensation and benefits as a % of net revenues	55%	57%	56%			56%	57%

Notes:	- Refer to End Notes, U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 16.

Wealth Management
Financial Information and Statistical Data
(unaudited)

	Quarter Ended			Percentage Change From:
	June 30, 2017	Mar 31, 2017	June 30, 2016	Mar 31, 2017	June 30, 2016

Bank deposit program (billions)	$139	$149	$150	(7%)	(7%)

Wealth Management Metrics

Wealth Management representatives	15,777	15,777	15,909	--	(1%)

Annualized revenue per representative (000's)	$1,052	$1,029	$959	2%	10%

Client assets (billions)	$2,239	$2,187	$2,034	2%	10%
Client assets per representative (millions)	$142	$139	$128	2%	11%
Client liabilities (billions)	$77	$74	$69	4%	12%

Fee-based asset flows (billions)	$19.9	$18.8	$12.0	6%	66%
Fee-based client account assets (billions)	$962	$927	$820	4%	17%
Fee-based assets as a % of client assets	43%	42%	40%

Retail locations	601	599	609	--	(1%)

Notes:	- Refer to End Notes, U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 16.

Investment Management
Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2017	Mar 31, 2017	June 30, 2016	Mar 31, 2017	June 30, 2016	June 30, 2017	June 30, 2016	Change
Revenues:
Investment banking	$-	$-	$-	--	--	$-	$1	*
Trading	(3)	(11)	5	73%	*	(14)	(5)	(180%)
Investments (1)	125	98	50	28%	150%	223	(14)	*
Commissions and fees	0	0	0	--	--	0	3	*
Asset management, distribution and admin. fees	539	517	517	4%	4%	1,056	1,043	1%
Other	4	4	9	--	(56%)	8	31	(74%)
Total non-interest revenues	665	608	581	9%	14%	1,273	1,059	20%

Interest income	1	1	3	--	(67%)	2	4	(50%)
Interest expense	1	0	1	*	--	1	3	(67%)
Net interest	0	1	2	*	*	1	1	--
Net revenues	665	609	583	9%	14%	1,274	1,060	20%

Compensation and benefits	288	279	238	3%	21%	567	451	26%
Non-compensation expenses	235	227	227	4%	4%	462	447	3%
Total non-interest expenses	523	506	465	3%	12%	1,029	898	15%

Income (loss) from continuing operations before taxes	142	103	118	38%	20%	245	162	51%
Income tax provision / (benefit) from continuing operations	41	30	37	37%	11%	71	47	51%
Income (loss) from continuing operations	101	73	81	38%	25%	174	115	51%
Gain (loss) from discontinued operations after tax	0	0	0	--	--	0	0	--
Net income (loss)	101	73	81	38%	25%	174	115	51%
Net income applicable to nonredeemable noncontrolling interests	1	6	3	(83%)	(67%)	7	(13)	*
Net income (loss) applicable to Morgan Stanley	$100	$67	$78	49%	28%	$167	$128	30%

Pre-tax profit margin	21%	17%	20%			19%	15%
Compensation and benefits as a % of net revenues	43%	46%	41%			45%	43%

Notes:	- Refer to End Notes, U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 16.

Investment Management
Financial Information and Statistical Data
(unaudited)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2017	Mar 31, 2017	June 30, 2016	Mar 31, 2017	June 30, 2016	June 30, 2017	June 30, 2016	Change

Assets under management or supervision (billions)

Net flows by asset class (1)
Equity	$0.4	$-	$(1.4)	*	*	$0.4	$(2.1)	*
Fixed Income	2.0	-	(1.2)	*	*	2.0	(2.0)	*
Liquidity	(0.2)	(10.0)	2.4	98%	*	(10.2)	-	*
Alternative / Other products	0.3	1.8	(1.5)	(83%)	*	2.1	(1.2)	*

Total net flows	$2.5	$(8.2)	$(1.7)	*	*	$(5.7)	$(5.3)	(8%)

Assets under management or supervision by asset class (2)
Equity	$94	$87	$81	8%	16%
Fixed Income	66	62	61	6%	8%
Liquidity	154	153	149	1%	3%
Alternative / Other products	121	119	115	2%	5%

Total Assets Under Management or Supervision	$435	$421	$406	3%	7%
Share of minority stake assets	$8	$7	$8	14%	--

Notes:	- Refer to End Notes, U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 16.

U.S. Bank Supplemental Financial Information
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	June 30, 2017	Mar 31, 2017	June 30, 2016	Mar 31, 2017	June 30, 2016

U.S. Bank assets	$175.4	$179.4	$175.1	(2%)	--

U.S. Bank investment securities portfolio (1)	$53.6	$62.6	$64.6	(14%)	(17%)

Wealth Management U.S. Bank Data
Securities-based lending and other loans	$39.4	$36.6	$31.4	8%	25%
Residential real estate loans	25.7	25.0	22.7	3%	13%
Total Securities-based and residential loans	$65.1	$61.6	$54.1	6%	20%

Institutional Securities U.S. Bank Data
Corporate Lending	$6.1	$6.1	$8.9	--	(31%)
Other Lending:
Corporate loans	13.9	13.1	12.3	6%	13%
Wholesale real estate and other loans	10.7	10.3	8.9	4%	20%
Total other loans	$24.6	$23.4	$21.2	5%	16%
Total corporate and other loans	$30.7	$29.5	$30.1	4%	2%

Notes:	- Refer to End Notes, U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 16.

End Notes

Page 2:
(1)
Effective January 1, 2017, the Firm adopted new accounting guidance related to employee share-based payments, the transition impact of which was not significant.  In 2017, the income tax consequences related to share-based payments are required to be recognized in Provision for income taxes in the consolidated income statement instead of additional paid-in capital. The impact of the income tax consequences may be either a benefit or a provision.  Conversion of employee share-based awards to Firm shares will primarily occur in the first quarter of each year.  The impact of recognizing excess tax benefits upon conversion of awards in the first quarter 2017 was a discrete tax benefit of $112 million to Provision for income taxes.  Results for 2016 have not been restated pursuant to the guidance.

Page 3:
(1)
During the quarter ended September 30, 2016, Morgan Stanley redeemed all of its issued and outstanding Capital Securities pursuant to the optional redemption provisions provided in the respective governing documents.

Page 5:
(1)	For the quarters ended June 30, 2017, March 31, 2017, and June 30, 2016, the percentage of Institutional Securities corporate loans by credit rating was as follows:
- % investment grade: 31%, 31% and 30%
- % non-investment grade: 69%, 69% and 70%
(2)	For the quarters ended June 30, 2017, March 31, 2017, and June 30, 2016, the percentage of Institutional Securities corporate lending commitments by credit rating was as follows:
- % investment grade: 69%, 70% and 76%
- % non-investment grade: 31%, 30% and 24%
(3)
At June 30, 2017, March 31, 2017, and June 30, 2016, the "event-driven" portfolio of loans and lending commitments to non-investment grade borrowers were $11.6 billion, $13.9 billion and $13.0 billion, respectively.

(4)
The Institutional Securities business segment engages in other lending activity.  These activities include commercial and residential mortgage lending, asset-backed lending, corporate loans purchased in the secondary market, financing extended to equities and commodities customers, and loans to municipalities.

(5)
For the quarters ended June 30, 2017, March 31, 2017, and June 30, 2016, Institutional Securities recorded a provision for credit losses of $5 million, $21 million and $17 million, respectively, related to loans. For the quarters ended June 30, 2017, March 31, 2017, and June 30, 2016, a provision (release) for credit losses of $(8) million, $3 million and $(13) million was recorded, respectively, related to lending commitments.

(6)
For the quarters ended June 30, 2017, March 31, 2017, and June 30, 2016, Wealth Management recorded a provision (release) for credit losses of $3 million, $1 million and $(1) million, respectively, related to loans. For the quarter ended June 30, 2017, a provision for credit losses of $1 million was recorded related to lending commitments.  For the quarters ended March 31, 2017 and June 30, 2016, there was no material provision recorded related to lending commitments.

(7)
For the quarters ended June 30, 2017, March 31, 2017, and June 30, 2016, Investment Management reflected a loan balance of $26 million, $24 million and $5 million, respectively, which are not included in the Consolidated Loans and Lending Commitments balance.

Page 6:
(1)
Effective July 1, 2016, the Wealth Management and Institutional Securities segments entered into an agreement whereby Institutional Securities assumed management of Wealth Management's fixed income client-driven trading activities and related employees in an effort to build synergies across the businesses and more efficiently risk manage the Firm's trading activities. Institutional Securities now pays a fee to Wealth Management based on distribution activity.  Periods prior to July 1, 2016 have not been recasted.

Page 8:
(1)
Effective July 1, 2016, the Wealth Management and Institutional Securities segments entered into an agreement whereby Institutional Securities assumed management of Wealth Management's fixed income client-driven trading activities and related employees in an effort to build synergies across the businesses and more efficiently risk manage the Firm's trading activities. Institutional Securities now pays a fee to Wealth Management based on distribution activity.  Periods prior to July 1, 2016 have not been recasted.

Page 10:
(1)
The quarters ended June 30, 2017, March 31, 2017, and June 30, 2016 include investment gains or losses for certain funds included in the Firm's consolidated financial statements for which the limited partnership interests in these gains or losses were reported in net income (loss) applicable to noncontrolling interests.

Page 11:
(1)	Net Flows by region for the quarters ended June 30, 2017, March 31, 2017 and June 30, 2016 were:
North America: $(3.2) billion, $(16.6) billion and $(1.7) billion
International: $5.7 billion, $8.4 billion and $0 billion
(2)	Assets under management or supervision by region for the quarters ended June 30, 2017, March 31, 2017 and June 30, 2016 were:
North America: $260 billion, $259 billion and $264 billion
International: $175 billion, $162 billion and $142 billion

Page 12:
(1)
For the quarters ended June 30, 2017, March 31, 2017 and June 30, 2016, the U.S. Bank investment securities portfolio included held to maturity investment securities of $15.3 billion, $14.1 billion and $10.4 billion, respectively.

Definition of U.S. GAAP to Non-GAAP Measures

(a)	The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the United States (U.S. GAAP). From time to time, Morgan Stanley may disclose certain "non-GAAP financial measures" in the course of its earnings releases, earnings conference calls, financial presentations and otherwise. The Securities and Exchange Commission defines a "non-GAAP financial measure" as a numerical measure of historical or future financial performance, financial positions, or cash flows that is subject to adjustments that effectively exclude, or include amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP. Non-GAAP financial measures disclosed by Morgan Stanley are provided as additional information to investors and analysts in order to provide them with greater transparency about, or an alternative method for assessing, our financial condition, operating results, or prospective regulatory capital requirements. These measures are not in accordance with, or a substitute for U.S. GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. Whenever we refer to a non-GAAP financial measure, we will also generally define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the non-GAAP financial measure we reference and such comparable U.S. GAAP financial measure. In addition to the following notes, please also refer to the Firm's second quarter earnings release footnotes for such definitions and reconciliations.
(b)
The following are considered non-GAAP financial measures: return on average common equity metrics, return on average common equity excluding DVA metrics, tangible common equity, tangible book value per common share, pre-tax profit margin and firm expense efficiency ratio.  These measures are calculated as follows:

	-	The return on average common equity equals annualized net income for the quarter or full year net income applicable to Morgan Stanley less preferred dividends as a percentage of average common equity. The return on average common equity excluding DVA is adjusted for DVA in the denominator.
	-	Tangible common equity equals common equity less goodwill and intangible assets net of allowable mortgage servicing rights deduction.
	-	Tangible book value per common share equals tangible common equity divided by period end common shares outstanding.
	-	Pre-tax profit margin percentages represent income from continuing operations before income taxes as percentages of net revenues.
	-	The Firm Expense Efficiency Ratio represents total non-interest expenses as a percentage of net revenues.
(c)	The fully phased-in Common Equity Tier 1 risk-based capital ratios and fully phased-in Supplementary Leverage Ratio are pro-forma estimates which represent non-GAAP financial measures that the Firm considers to be useful measures for evaluating compliance with new regulatory capital requirements that have not yet become effective. Supplementary leverage ratio equals fully phased-in Tier 1 capital divided by the fully phased-in total supplementary leverage exposure. For information on the calculation of regulatory capital and ratios for prior periods, please refer to Part II, Item 7 "Liquidity and Capital Resources—Regulatory Requirements" in the Firm's Annual Report on Form 10-K for the year ended December 31, 2016 and Part I, Item 2 "Liquidity and Capital Resources—Regulatory Requirements" in the Firm's 10-Q for the quarter ended March 31, 2017.

Definition of Performance Metrics

(a)
The Firm calculates earnings per share using the two-class method as described under the accounting guidance for earnings per share.  For further discussion of the Firm's earnings per share calculations, see Note 15 to the consolidated financial statements in the Firm's Quarterly Report on Form 10-Q for the quarter ended March 31, 2017.

(b)	Book value per common share equals common equity divided by period end common shares outstanding.
(c)	Preferred stock dividend / Other includes allocation of earnings to Participating Restricted Stock Units (RSUs).
(d)
Firmwide regional revenues reflect the Firm's consolidated net revenues on a managed basis.  Further discussion regarding the geographic methodology for net revenues is disclosed in Note 21 to the consolidated financial statements included in the Firm's Annual Report on Form 10-K for the year ended December 31, 2016 (2016 Form 10-K).

(e)
The global liquidity reserve, which is held within the bank and non-bank operating subsidiaries, is comprised of highly liquid and diversified cash and cash equivalents and unencumbered securities. Eligible unencumbered securities include U.S. government securities, U.S. agency securities, U.S. agency mortgage-backed securities, non-U.S. government securities and other highly liquid investment grade securities.

(f)	The Firm's goodwill and intangible balances utilized in the calculation of tangible common equity are net of allowable mortgage servicing rights deduction.
(g)
The Firm's capital estimation and attribution to the business segments are based on the Required Capital framework, an internal capital adequacy measure. This framework is a risk-based and leverage use-of-capital measure, which is compared with the Firm's regulatory capital to ensure that the Firm maintains an amount of going concern capital after absorbing potential losses from stress events, where applicable, at a point in time.  The Firm defines the difference between its total Average Common Equity and the sum of the Average Common Equity amounts allocated to its business segments as Parent equity.  The common equity estimation and attribution to the business segments is based on the Firm's fully phased-in regulatory capital requirements, including supplementary leverage, and incorporates the Firm's internal stress tests.  The amount of capital allocated to the business segments is set at the beginning of the year, and will remain fixed throughout the year until the next annual reset.  The Required Capital framework is expected to evolve over time in response to changes in the business and regulatory environment and to incorporate enhancements in modeling techniques.  For further discussion of the framework, refer to Part II, Item 7 "Liquidity and Capital Resources—Regulatory Requirements" in Firm's Annual Report on Form 10-K for the year ended December 31, 2016 and Part I, Item 2 "Liquidity and Capital Resources—Regulatory Requirements" in Firm's Quarterly Report on Form 10-Q for the quarter ended March 31, 2017.

(h)
The Firm's binding risk-based capital ratios for regulatory purposes are the lower of the capital ratios computed under the (i) standardized approaches for calculating credit risk RWAs and market risk RWAs (the "Standardized Approach"); and (ii) applicable advanced approaches for calculating credit risk, market risk and operational risk RWAs (the "Advanced Approach").  At June 30, 2017, the binding ratio is based on the Advanced Approach transitional rules. For information on the calculation of regulatory capital and ratios for prior periods, please refer to Part II, Item 7 "Liquidity and Capital Resources—Regulatory Requirements" in the Firm's 2016 Form 10-K and Part I, Item 2 "Liquidity and Capital Resources—Regulatory Requirements" in the Firm's 10-Q for the quarter ended March 31, 2017.

(i)
Institutional Securities net income applicable to noncontrolling interests primarily represents the allocation to Mitsubishi UFJ Financial Group, Inc. of Morgan Stanley MUFG Securities Co., Ltd., which the Firm consolidates.

(j)	Institutional Securities discontinued operations primarily includes after-tax losses related to Saxon, which became a discontinued operation in 2011.
(k)
VaR represents the loss amount that one would not expect to exceed, on average, more than five times every one hundred trading days in the Firm's trading positions if the portfolio were held constant for a one-day period. Further discussion of the calculation of VaR and the limitations of the Firm's VaR methodology, is disclosed in Part II, Item 7A "Quantitative and Qualitative Disclosures about Market Risk" included in the Firm's 2016 Form 10-K.

(l)	Annualized revenue per Wealth Management representative is defined as annualized revenue divided by average representative headcount.
(m)	Client assets per Wealth Management representative represents total client assets divided by period end representative headcount.
(n)	U.S. Bank refers to the Firm's U.S. Bank operating subsidiaries Morgan Stanley Bank, N.A. and Morgan Stanley Private Bank, National Association and excludes balances between Bank subsidiaries.
(o)	Wealth Management client liabilities reflect U.S. Bank lending and broker dealer margin activity.
(p)	Wealth Management fee-based client account assets represent the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(q)	Wealth Management fee-based asset flows include net new fee-based assets, net account transfers, dividends, interest, and client fees and exclude institutional cash management related activity.
(r)	Investment Management Alternative/Other asset class includes products in Fund of Funds, Real Estate, Private Equity and Credit strategies, as well as Multi-Asset portfolios.
(s)
Investment Management net flows include new commitments, investments or reinvestments, net of client redemptions, returns of capital post-fund investment period and dividends not reinvested; and excludes the impact of the transition of funds from their commitment period to the invested capital period.

(t)	The share of minority stake assets represents Investment Management's proportional share of assets managed by entities in which it owns a minority stake.
(u)
The Institutional Securities U.S. Bank other lending data includes activities related to commercial and residential mortgage lending, asset-backed lending, corporate loans purchased in the secondary market, financing extended to equities and commodities customers, and loans to municipalities.

Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Firm's second quarter earnings press release issued July 19, 2017.